UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) April 24, 2001
                                                        --------------

                        Atchison Casting Corporation
                        ----------------------------
            (Exact name of registrant as specified in its charter)

         KANSAS                  1-12541               48-1156578
 (State or other jurisdiction   (Commission            (IRS Employer
    of incorporation)         File Number)         Identification No.)


400 South Fourth Street, Atchison, Kansas                 66002
(Address of principal executive offices)               (zip code)

Registrant's telephone number, including area code    (913) 367-2121


                                 Not applicable
        (Former name or former address, if changed since last report)




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Item 5.    Other Events.

     On April 24, 2001, the Company issued a press release announcing, among other things, that it would be filing an amended annual report on Form 10-K/A containing restated financial results for the fiscal years 1998-2000, describing organizational changes and loan amendments, discussing other developments and announcing the rescheduled annual meeting of stockholders. A copy of the press release announcing these matters is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

      (c)   EXHIBITS.  The following exhibits are filed herewith:

      99.1  Press Release dated April 24, 2001.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date: April 24, 2001



                                    Atchison Casting Corporation


                                    By: /s/ Kevin T. McDermed
                                        --------------------------------
                                          Kevin T. McDermed
                                          Vice President, Chief Financial
                                          Officer, Treasurer and Secretary